Capital management and solvency	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Capital management and solvency
43 Capital management and solvency
Strategic importance
Aegon’s approach towards capital management plays a vital role in supporting the execution of its strategy. The key capital management priority is to ensure adequate capitalization to cover Aegon’s obligations towards its policyholders and debtholders while providing sustainable dividends to shareholders. This priority is accomplished by allocating capital to products that offer high growth and return prospects.
Management of capital
Disciplined risk and capital management support Aegon’s decisions in deploying the capital that is generated in the Company’s businesses and that is provided for by investors. Aegon balances the funding of new business growth with the funding required to ensure that its obligations towards policyholders and debtholders are always adequately met, and providing for a sustainable dividend to shareholders.
Aegon’s goal for both its operating units and for the Aegon group as a whole is to maintain a strong financial position and to be able to sustain losses from extreme business and market conditions. Aegon’s Enterprise Risk Management (ERM) framework ensures that the Aegon Group and its operating companies are adequately capitalized and that obligations towards policyholders are always adequately met. Embedded in this larger framework is Aegon’s capital management policy, which is based on adequate capitalization of the operating units, Cash Capital at Holding and leverage.
Aegon manages capital in the operating units to their respective operating levels, sufficient to absorb moderate shocks and pay sustainable remittances to the Group, and above their minimum dividend payment levels. Cash Capital at Holding is maintained within an operating range of EUR 0.5 – 1.5 billion and covers holding expenses, near-term dividends, and contingencies, such as potential recapitalization of units. In 2022, Aegon achieved its goal to reduce its gross financial leverage to a range of EUR 5.0 billion to EUR 5.5 billion, as announced during the December 2020 Capital Markets Day. The range was based on a euro/US dollar exchange rate of 1.20, and at this constant rate the gross financial leverage was EUR 5.4 billion per December 31, 2022. Following the transaction with a.s.r. announced on October 27, 2022, Aegon intends to further reduce its gross financial leverage by up to EUR 700 million.
The frequent monitoring of actual and forecasted capitalization levels of its underlying businesses is an important element in Aegon’s capital framework in order to actively steer and manage towards maintaining adequate capitalization levels. Group operating capital generation contributed favorably and more than offset dividend payments.
Capital ratios of Aegon’s main operating units

	December 31, 2022 1)	December 31, 2021

US RBC ratio	425%	426%

NL Life Solvency II ratio	210%	186%

Scottish Equitable Plc (UK) Solvency II ratio	169%	167%

1	The capital ratios are estimates and are not final until filed with the respective supervisory authority.
The estimated RBC ratio in the United States decreased from 426% on December 31, 2021, to 425% on December 31, 2022, and remained above the operating level of 400%. The impact from the negative impact of market variances (mainly negative equity variances) and remittances was partly offset by strong capital generation and one-time
items.
The estimated Solvency II ratio of NL Life increased from 186% on December 31, 2021, to 210% on December 31, 2022, which is above the operating level of 150%. The increase reflects the positive impact of model and assumption changes, which included the favorable impact of a higher factor applied when calculating the loss absorbing capacity of deferred taxes
(LAC-DT).
Lower capital requirements, including from the sale of fixed income investments to protect the liquidity position in the context of rising interest rates also contributed favorably. Market movements contributed unfavorably and included the impact of higher mortgage spreads. Operating capital generation more than offset the impact of remittances to the Holding.
The estimated Solvency II ratio for Scottish Equitable Plc increased from 167% on December 31, 2021, to 169% on December 31, 2022, and remained above the operating level of 150%. The increase includes the positive impact from market movements, reducing required capital, while model and assumption updates had an unfavorable impact. Operating capital generation more than offset the impact of remittances paid.
The ability of Aegon’s operating units, principally insurance companies, to pay remittances to the holding company is constrained by the requirement for these operating units to remain adequately capitalized to the levels set by local insurance regulations and governed by local insurance supervisory authorities. Based on the capitalization level of the operating units, local insurance supervisors are able to restrict and/or prohibit the transfer of remittances to the holding company. In addition, the ability of operating units to pay remittances to the holding company can be constrained by the requirement for these operating units to hold sufficient shareholders’ equity as determined by law. The capitalization level and shareholders’ equity of the operating units can be impacted by various factors (e.g. general economic conditions, capital market risks, underwriting risk factors, changes in government regulations, and legal and arbitrational proceedings). To mitigate the impact of such factors on the ability of operating units to transfer funds, Aegon establishes an operating level of capital in each of the units, 150% SCR for Solvency II units and 400% RBC CAL in the US, which includes additional capital in excess of regulatory capital requirements. Aegon manages capital in the units to this operating level over-the-cycle.
Cash Capital at Holding
Cash Capital at Holding increased from EUR 1.3 billion on December 31, 2021 to EUR 1.6 billion on December 31, 2022, driven by free cash flows from the operating units and proceeds from divestitures. Free cash flows were used to pay dividends to Aegon’s shareholders and to support operating units through capital injections. Proceeds from divestitures included the sale of Aegon’s Hungarian business and Turkish business to Vienna Insurance Group as well as the sale of Aegon’s stake in the joint venture with Liberbank to Unicaja Banco. These proceeds were used to reduce leverage and provide additional shareholder returns through a EUR 300 million share buyback program.
Aegon Group Solvency Ratio
To calculate its Group Solvency Ratio, Aegon applies a combination of the Group consolidation methods available under Solvency II: the Accounting Consolidation (AC) and Deduction & Aggregation (D&A) based methods. Solvency II capital requirements are mainly used for the European Economic Area (EEA)-based insurance and reinsurance entities, applying the AC method. Local requirements are used for insurance and reinsurance entities in (provisionally) equivalent third-country jurisdictions. Aegon’s UK insurance subsidiaries have been included in the Group Solvency II calculation in accordance with Solvency II standards, including Aegon’s approved Partial Internal Model. For more details, reference is made to the section “Regulation and Supervision”.
The Group Solvency II ratio is calculated as the ratio between the Eligible Own Funds and the Solvency Capital Requirement (SCR). The Eligible Own Funds equal to the Available Own Funds after applying any Own Funds eligibility restrictions.
The Group SCR is calculated based on Solvency II Partial Internal Model (PIM), which includes the SCR of AC entities, the D&A entities and the Other Financial Sector entities (including Aegon Bank). The SCR amount (or 100% Solvency II ratio) reflects a level of Eligible Own Funds that enables insurance and reinsurance entities to absorb significant losses
(1-in-200
year events) and gives reasonable assurance to policyholders and beneficiaries that payments will be made as they fall due. On December 31, 2022, Aegon’s estimated capital position was:

	December 31, 2022 1)	December 31, 2021

Group Own Funds	16,332	19,431

Group SCR	7,844	9,226

Group Solvency II ratio	208%	211%

1	The Solvency II ratios are estimates and are not final until filed with the respective supervisory authority.
Aegon Group Eligible Own Funds amounted to EUR 16,332 million on December 31, 2022 (2021: EUR 19,431 million). The decrease of EUR 3,099 million in Own Funds since December 31, 2021, was mostly driven by negative market impacts and external dividends (23 cents per share: EUR 460 million), two share buy back announcements (1Q 2022 and 1Q 2023): EUR 500 million, deleveraging: EUR 386 million and a reduction of eligible own funds due to tiering restrictions: EUR 194 million. There was a partial offset from the proceeds from divestitures completed in 2022.
Aegon’s Group PIM SCR amounted to EUR 7,844 million on December 31, 2022 (2021: EUR 9,226 million). The SCR decreased by EUR 1,382 million since December 31, 2021. This decrease was mainly the result from the release of required capital of in force business, the impact from management actions, model and assumption changes and market impacts. This was partially offset by the need to set up SCR for new business. As a result of the above changes in Eligible Own Funds and PIM SCR, the Group Solvency II ratio decreased by 3%-points to 208% in 2022.
Minimum regulatory requirements
Insurance laws and regulations in local regulatory jurisdictions often contain minimum regulatory capital requirements. For insurance companies in the European Union, Solvency II formally defines a lower capital requirement, being the Minimum Capital Requirement (MCR). An irreparable breach of the MCR would lead to a withdrawal of the Company’s insurance license. Similarly, for the US insurance entities the withdrawal of the insurance license is triggered by a breach of the 100% Authorized Control Level (ACL), which is set at 50% of the Company Action Level (CAL).
With the introduction of Solvency II for EEA countries, Aegon views the higher capital requirement, 100% of the SCR, as the level around which EU supervisors will formally require management to provide regulatory recovery plans. For the US insurance entities this is viewed at 100% CAL.
During 2022, the Aegon Group and the regulated entities within the Aegon Group that are subject to regulatory capital requirements on a solo-level continued to comply with the solvency requirements.
Capital quality
Aegon’s capital consists of 3 Tiers as an indication of its quality, with Tier 1 capital ranking the highest. The Available Own Funds is an estimate, has not been filed with the regulator and is subject to supervisory review. It is to be noted that the Group Own Funds do not include any contingent liability potentially arising from unit-linked products sold, issued or advised on by Aegon in the Netherlands in the past as the potential liability cannot be reliably quantified at this point.
The below table provides the composition of Aegon’s Available Own Funds across Tiers:

		2022		2021

Available Own Funds	Available Own Funds	Percentage total	Available Own Funds	Percentage total

Tier 1 (Unrestricted Tier 1 + Restricted Tier 1)	13,585	82%	16,409	84%

Unrestricted Tier 1	11,762	71%	14,044	72%

Restricted Tier 1	1,822	11%	2,364	12%

Junior Perpetual Capital Securities	993	6%	1,391	7%

Perpetual Cumulative Securities	387	2%	459	2%

Perpetual Contingent Convertible Securities	442	3%	515	3%

Tier 2	2,195	13%	2,348	12%

Subordinated notes issued by AFC	770	5%	832	4%

Subordinated liabilities Aegon NV	720	4%	767	4%

Grandfathered subordinated notes	705	4%	750	4%

Tier 3	746	5%	675	3%

Total Available Own Funds	16,525		19,431
On December 31, 2022, Tier 1 capital amounted to EUR 13,585 million (2021: EUR 16,409), which includes EUR 1,822 million (2021: EUR 2,364 million ) restricted Tier 1 capital. Restricted Tier 1 capital consists of Aegon’s junior perpetual capital securities (2022: EUR 993 million, 2021: EUR 1,391 million), perpetual cumulative subordinated bonds (2022: EUR 387 million; 2021: EUR 459 million), and perpetual contingent convertible security (2022: EUR 442 million; 2021: EUR 515 million). Both junior perpetual capital securities and perpetual cumulative subordinated bonds are grandfathered. The reduction in junior perpetual capital securities is driven by the partial redemption of the EUR 950 million perpetual instrument. Perpetual contingent convertible securities are Solvency II compliant liabilities which were issued in 2019. Restricted Tier 1 capital is subject to eligibility restrictions to qualify as Eligible Own Funds.
On December 31, 2022, Tier 2 capital amounted to EUR 2,195 million (2021: 2,348 million). This consists of the subordinated notes issued by Aegon Funding Company LLC (AFC) in 2019 (2022: EUR 770 million; 2021: EUR 832 million), the Solvency II compliant subordinated liabilities that were issued during 2018 (2022: EUR 720 million; 2021: EUR 767 million), and grandfathered subordinated notes (2022: EUR 705 million; 2021: EUR 750 million). Tier 2 capital is subject to eligibility restrictions to qualify as Eligible Own Funds.
The grandfathered restricted Tier 1 and Tier 2 capital instruments are grandfathered such that they are considered as capital under the Solvency II framework until December 31, 2025. For the terms and conditions of these grandfathered instruments refer to note 31 Other equity instruments and note 32 Subordinated borrowings.
It is to be noted that the difference between the amounts mentioned above for junior perpetual capital securities and perpetual cumulative subordinated bonds, and those in note 31 Other equity instruments and note 32 Subordinated borrowings, stem from valuation differences between Solvency II (market value) and IFRS rules (refer to related accounting policies in note 2, paragraphs 2.17 and 2.18).
Tier 3 capital as of December 31, 2022 is comprised of deferred tax assets balances related to Solvency II entities.
IFRS equity compares to Solvency II Own Funds as follows:

	2022	2021

IFRS Shareholders’ Equity	12,071	23,813

IFRS adjustments for Other Equity instruments and non controlling interests	2,119	2,559

IFRS Group Equity	14,190	26,372

Solvency II revaluations & reclassifications	1,489	(9,096)

Transferability restrictions 1)	(1,771)	(1,772)

Excess of Assets over Liabilities	13,908	15,504

Availability adjustments	2,715	4,020

Tiering restriction	(194)	-

Fungibility adjustments	(98)	(93)

Eligible Own Funds	16,332	19,431

1	This includes the transferability restriction related to the RBC CAL conversion methodology.
The Solvency II revaluations and reclassification of EUR 1,489 million positive (2021: EUR 9,096 million negative) mainly stem from the difference in valuation and presentation between IFRS and Solvency II frameworks. The Solvency II revaluations and reclassification can be grouped into four categories:
◆
Items that are not recognized under Solvency II. The most relevant examples of this category for Aegon include Goodwill, deferred policy acquisition costs (DPAC) and other intangible assets (EUR 1,692 million negative, 2021: EUR 2,263 million negative);

◆
Items that have a different valuation treatment between IFRS and Solvency II. Solvency II is a market consistent framework hence all assets and liabilities are to be presented at fair value while IFRS also includes other valuation treatments in addition to fair value. The most relevant examples of this category for Aegon Group include loans and mortgages, reinsurance recoverables, and technical provisions. The revaluation difference stemming from this category amounted to EUR 2,725 million positive (2021: EUR 3,666 million positive) compared to the IFRS Statement of Financial Position;

◆
The Net Asset Value of subsidiaries that are included under the D&A method (on provisional equivalence or Standard Formula basis) in the Group Solvency II results. The revaluation difference stemming from this category amounted to EUR 3,134 million positive (2021: EUR 7,331 million negative) compared to the IFRS Statement of Financial Position;

◆	Reclassification of subordinated liabilities of EUR 2,678 million negative (2021: EUR 3,168 negative).
The transferability restrictions reflect the restrictions on Tier 1 unrestricted Own Funds as a consequence of the RBC CAL conversion methodology as described above.
The availability adjustments are changes to the availability of Own Funds of Aegon Group in accordance with Solvency II requirements. Examples include the adjustments for subordinated liabilities, ring-fenced fund, treasury shares and foreseeable dividend.
Finally, the fungibility restrictions limit the availability of Own Funds on Aegon Group level as prescribed by Supervisory Authorities. These limitations refer to charitable trusts in the Americas for which the local Supervisory Authority could limit the upstream of capital to the Group and therefore are excluded for Solvency II purposes.
Capital leverage
Aegon’s total capitalization reflects the capital employed in the business units and consists of shareholders’ capital and total gross financial leverage. Aegon assesses its gross financial leverage position based on various leverage metrics, including the gross financial leverage ratio, which is calculated by dividing total financial leverage by total capitalization. Aegon defines total financial leverage as debt or debt-like funding issued for general corporate purposes and for capitalizing Aegon’s business units. Total financial leverage includes hybrid instruments, in addition to both subordinated and senior debt. Aegon’s total capitalization comprises the following components:
◆	Shareholders’ equity excluding revaluation reserves based on IFRS as adopted by the EU;
◆	Non-controlling interests and Long Term Incentive Plans not yet vested; and
◆	Total financial leverage.

The following table shows the composition of Aegon’s total capitalization, the calculation of the gross financial leverage ratio and its fixed charge coverage:

	Note	2022	2021

Total shareholders’ equity - based on IFRS as adopted by the EU	30	11,440	24,282

Non-controlling interests and Long Term Incentive Plans not yet vested	31, SOFP 2)	242	253

Revaluation reserves	30	4,477	(6,442)

Adjusted shareholders’ equity		16,159	18,093

Perpetual contingent convertible securities	31	500	500

Junior perpetual capital securities	31	923	1,352

Perpetual cumulative subordinated bonds	31	454	454

Fixed floating subordinated notes	32	1,442	1,396

Fixed subordinated notes	32	852	798

Trust pass-through securities	33	118	126

Currency revaluation other equity instruments 1)		66	16

Hybrid leverage		4,356	4,642

Senior debt 3)	37	1,265	1,290

Senior leverage		1,265	1,290

Total gross financial leverage		5,621	5,932

Total capitalization		21,780	24,008

Gross financial leverage ratio		25.8%	24.7%

Fixed Charge Coverage		9.2 x	9.3 x

1	Other equity instruments that are denominated in foreign currencies are, for purpose of calculating hybrid leverage, revalued to the period-end exchange rate.
2	Non-controlling interests are disclosed in the statement of financial position.
3	Senior debt for the gross financial leverage calculation also contains swaps for an amount of EUR (20) million (2021: EUR (2) million).
Aegon N.V. is subject to legal restrictions with regard to the amount of dividends it can pay to its shareholders. Under Dutch law, the amount that is available to pay dividends consists of total shareholders’ equity less the issued and outstanding capital and the reserves required by law. The legal reserves in respect of the foreign currency translation reserve (FCTR), group companies and the revaluation reserves, cannot be freely distributed. In case of negative balances for individual reserves legally to be retained, no distributions can be made out of retained earnings to the level of these negative amounts. Total distributable items under Dutch law amounted to EUR 5,363 million as at December 31, 2022 (2021: EUR 14,093 million). The following table shows the composition of the total distributable items:

Distributable items	2022	2021

Equity attributable to shareholders based on IFRS as adopted by the EU	11,440	24,282

Non-distributable items:

Share capital	(319)	(321)

Legal reserves 1)	(5,758)	(9,868)

At December 31	5,363	14,093

1	The legal reserves in respect of the foreign currency translation reserve (FCTR), group companies and the positive revaluations in the revaluation reserves, cannot be freely distributed.
Besides the distributable items under Dutch law, a second restriction on the possibility to distribute dividends stems from Solvency II (Dutch Supervision act).

Distributable reserves	2022	2021

Reserves available for financial surpervision purposes	16,332	19,431

Solvency requirement under the Financial Supervision Act	7,844	9,226

Total distributable reserves on the basis of solvency requirements	8,488	10,205
The freely distributable reserves is the minimum of distributable items under Dutch law and the freely distributable capital on the basis of solvency requirements and amounted to EUR 5,363 million as at December 31, 2022 (2021: EUR 10,205 million).